     OMI Corporation
Subsidiaries as of March 6, 2006
(All subsidiaries are 100% owned directly or indirectly except as indicated)

COMPANY	JURISDICTION
Adair Shipping LLC	Marshall Islands
Alliance Chartering LLC (50%)	Marshall Islands
Alma Shipping LLC	Marshall Islands
Amazon Shipping LLC	Marshall Islands
Angelica Shipping LLC	Marshall Islands
Arlene Shipping LLC	Marshall Islands
Ashley Shipping LLC	Marshall Islands
Bandar Ayu Shipping LLC	Marshall Islands
Brazos Shipping LLC	Marshall Islands
Charente Shipping LLC	Marshall Islands
Colorado Shipping LLC	Marshall Islands
Columbia Shipping LLC	Marshall Islands
Dakota Shipping LLC	Marshall Islands
Danube Shipping LLC	Marshall Islands
Deanne Shipping LLC	Marshall Islands
Delaware Shipping LLC	Marshall Islands
Elbe Shipping LLC	Delaware, USA
Elbe Shipping LLC	Marshall Islands
Fox Shipping LLC	Marshall Islands
Ganges Shipping LLC	Marshall Islands
Garonne Shipping LLC	Marshall Islands
Gemini Tankers LLC	Marshall Islands
Guadalupe Shipping LLC	Marshall Islands
Horizon Shipping LLC	Marshall Islands

COMPANY	JURISDICTION
Hudson Shipping LLC	Marshall Islands
Ingeborg Shipping LLC	Marshall Islands
International Product Carriers LLC (50%)	Delaware, USA
International Product Carriers Ltd. (50%)	Bermuda
Isere Shipping LLC	Marshall Islands
Janet Shipping LLC	Marshall Islands
Jeanette Shipping LLC	Marshall Islands
Kansas Shipping LLC	Marshall Islands
Laurel Shipping LLC	Marshall Islands
Lauren Shipping LLC	Marshall Islands
Limar Shipping LLC	Marshall Islands
Loire Shipping LLC	Marshall Islands
Madison Shipping LLC	Marshall Islands
Marne Shipping LLC	Marshall Islands
Moselle Shipping LLC	Marshall Islands
Neches Shipping LLC	Marshall Islands
Nile Shipping LLC	Marshall Islands
Ohio Shipping LLC	Marshall Islands
OMI Chartering LLC	Marshall Islands
OMI Chartering Services LLC	Delaware, USA
OMI Marine Services LLC	Delaware, USA
Orontes Shipping LLC	Marshall Islands
Ottawa Shipping LLC	Marshall Islands
Pagoda Shipping LLC	Marshall Islands
Patricia Shipping LLC	Marshall Islands
Paulina Shipping LLC	Marshall Islands
Pecos Shipping LLC	Marshall Islands
Platte Shipping LLC	Marshall Islands

COMPANY	JURISDICTION
Potomac Shipping LLC	Marshall Islands
Racer Shipping LLC	Marshall Islands
Radiance Shipping LLC	Marshall Islands
Rain Shipping LLC	Marshall Islands
Republican Shipping LLC	Marshall Islands
Rhine Shipping LLC	Marshall Islands
Rhone Shipping LLC	Marshall Islands
Roanoke Shipping LLC	Marshall Islands
Rosetta Shipping LLC	Marshall Islands
Ruby Shipping LLC	Marshall Islands
Sabine Shipping LLC	Marshall Islands
Sacramento Shipping LLC	Marshall Islands
San Jacinto Shipping LLC	Marshall Islands
Saone Shipping LLC	Marshall Islands
Seine Shipping LLC	Marshall Islands
Settebello Shipping LLC	Liberia
Severn Shipping LLC	Marshall Islands
Shannon Shipping LLC	Delaware, USA
Shannon Shipping LLC	Marshall Islands
Somjin Shipping LLC	Marshall Islands
Soyang Shipping LLC	Marshall Islands
Tamar Shipping LLC	Marshall Islands
Tandjung Ayu Shipping LLC	Marshall Islands
Tevere Shipping LLC	Marshall Islands
Thames Shipping LLC	Marshall Islands
Tiber Shipping LLC	Marshall Islands
Trent Shipping LLC	Marshall Islands
Trinity Shipping LLC	Marshall Islands

COMPANY	JURISDICTION
UBC Chartering Ltd.	Liberia
Volga Shipping LLC	Marshall Islands
Wabash Shipping LLC	Marshall Islands